Note 10 - Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Notes to Financial Statements
Subsequent Events [Text Block]
11.	Subsequent Events

July 2024 Offering. On July 12, 2024, we closed a registered direct offering of 458,632 shares of common stock and pre-funded warrants to purchase an aggregate of 626,368 shares of common stock (the “July 2024 Pre-Funded Warrants”). In a concurrent private placement, we issued common warrants to the purchaser to purchase up to 2,170,000 shares of common stock at an exercise price of $2.86 per share (the “July 2024 Common Warrants”). Net proceeds after deducting placement agent commissions and other offering expenses were approximately $2.8 million. On July 18 and 23, 2024, we issued an aggregate of 626,368 shares of common stock upon full exercise of the July 2024 Pre-Funded Warrants.

10.	Subsequent Events

Reverse Stock Split and Reduction of Authorized Shares of Common Stock

At a special meeting of our stockholders held on January 16, 2024, our stockholders approved an amendment to our certificate of incorporation to (i) reduce our authorized shares of common stock from 600,000,000 to 150,000,000 and (ii) effect a one-for-fifteen reverse split of our common stock. The amendment to our certificate of incorporation was filed with the Delaware Secretary of State on January 30, 2024 and our common stock began trading on the split-adjusted basis on January 31, 2024. The roundup of fractional shares associated with the reverse stock split resulted in the issuance of an additional 55,385 shares of common stock. The accompanying consolidated financial statements, and all share and per share information contained herein, have been retroactively restated to reflect the reverse stock split.

Common Stock Transactions

In January 2024, we issued 6,702 shares of our common stock pursuant to a consulting agreement. In February 2024, we issued 133,302 shares of our common stock pursuant to the exercise of prefunded warrants.